SUPPLEMENT DATED JUNE 19, 2006
                              TO THE PROSPECTUS OF

                     ALLIANZ HIGH FIVE(TM) VARIABLE ANNUITY
                                DATED MAY 1, 2006
                                    ISSUED BY
              ALLIANZ LIFE INSURANCE COMPANY OF NORTH AMERICA, AND
                         ALLIANZ LIFE VARIABLE ACCOUNT B


 THIS SUPPLEMENT UPDATES CERTAIN INFORMATION CONTAINED IN THE PROSPECTUS AND
    SHOULD BE ATTACHED TO THE PROSPECTUS AND RETAINED FOR FUTURE REFERENCE.


THE PROSPECTUS IS REVISED AS FOLLOWS TO ALLOW FOR THE SALE OF CONTRACTS IN THE STATE OF OREGON:

     1) Footnote 3 on page 10 of the prospectus and the footnote to the table on page 51 of the prospectus, changing the withdrawal charge in the second year of the Contract to 7.5%, are revised to include Contracts issued in Oregon.

     2) The second paragraph on page 41 of the prospectus, discussing the unavailability of the FPAs and MVAs in certain states, is revised to include Contracts issued in Oregon.

     3) The first paragraph on page 49 of the prospectus, regarding the unavailability of the GAV reset feature in certain states, is revised to include Contracts issued in Oregon.

     4) The following sentence is added to page 62 of the prospectus at the end of the fourth paragraph in Section 11. Death Benefit: "In some states the Traditional GMDB may be provided as part of the base Contract instead of by endorsement." Also the first sentence of the next paragraph is revised by removing "endorsement" from the sentence.

                                                                    PRO-003-0506